SUPPLEMENT DATED OCTOBER 15, 2009

TO PROSPECTUS DATED MAY 1, 2009
FOR COMPASS G

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

The following new investment option will be added to the above-captioned prospectus on December 4, 2009. As a result, the list of the available investment options cover page of the Prospectus is supplemented by the addition of the following:

Portfolios of the Trust
MFS® Massachusetts Investors Growth Stock Portfolio – I Class

The following investment objective is added to the section titled “The MFS Variable Insurance Trust II”:

MFS® Massachusetts Investors Growth Stock Portfolio will seek capital appreciation. Massachusetts Financial Services Company, the Fund’s adviser, normally invests at least 80% of the Fund’s net assets in equity securities.  MFS focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).

This investment option is being added in order to complete the merger of MFS Capital Appreciation Portfolio into the MFS Massachusetts Investors Growth Stock Portfolio if approved by shareholder vote. Once the merger of MFS Capital Appreciation Portfolio into MFS Massachusetts Investors Growth Stock Portfolio is completed, the MFS Massachusetts Investors Stock Portfolio will be closed to any new investments.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass G (US)                                                                                                                                          10/2009